THE ADVISORS’ INNER CIRCLE FUND II

Kopernik Global All-Cap Fund (the “Fund”)

Supplement dated June 29, 2022 to the

Summary Prospectus and Prospectus,

each dated March 1, 2022.

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective as of July 1, 2022 (the “Effective Date”), Alissa Corcoran will be added as a portfolio manager of the Fund. Accordingly, effective as of the Effective Date, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	The “Portfolio Manager” section of the Summary Prospectus, and the corresponding section of the Prospectus, are hereby deleted and replaced with the following:

Portfolio Managers

David B. Iben, Chief Investment Officer and Lead Portfolio Manager, has managed the Fund since its inception in 2013.

Alissa Corcoran, Deputy Chief Investment Officer, Director of Research and Co-Portfolio Manager, has managed the Fund since July 2022.

2.	In the “Portfolio Managers” section of the Prospectus, the first five paragraphs are hereby deleted and replaced with the following:

The Global All-Cap Fund is managed by a portfolio management team that is responsible for the day-to-day management of the Fund. As the Global All-Cap Fund’s Lead Portfolio Manager, David B. Iben is solely responsible for the security selection decisions of the Fund, including decisions regarding the securities to buy and sell, and position sizes. The International Fund is managed by a portfolio management team that is jointly and primarily responsible for the day-to-day management of the Fund.

David B. Iben serves as the Lead Portfolio Manager of the Global All-Cap Fund and Co-Portfolio Manager of the International Fund. He is the managing member and principal owner of the Adviser and serves as Chief Investment Officer and Chair of the Adviser’s Board of Directors.

From July 2012 through March 2013, Mr. Iben managed the Global Value Long-Short equity portfolio at Vinik Asset Management, L.P., where he was a Partner and Head of the Global Value team. Mr. Iben was Co-Founder, Chief Investment Officer, Co-President and Lead Portfolio Manager of Tradewinds Global Investors, LLC. He was the portfolio manager for the firm’s Global All-Cap strategy, North American All-Cap strategy, and Global Long-Short strategy, among others. He directly managed more than $20 billion in assets at the time of his departure. The Tradewinds global investment platform evolved from Mr. Iben’s prior work for six years at Nuveen affiliate NWQ Investment Management Company, LLC. Mr. Iben was previously Chief Executive Officer, Lead Portfolio Manager and Founding Member of Palladian Capital Management and, prior to that, Senior Portfolio Manager at Cramblit & Carney. He began his career with Farmers Group Inc., where over the course of 14 years he served as lead portfolio manager and director of both equity and fixed income strategies. At the time of his departure in 1996, Mr. Iben was Farmers’ acting Chief Investment Officer responsible for $16 billion of investable assets. Mr. Iben received an M.B.A. from USC Marshall School of Business, and a bachelor’s degree from University of California, Davis. He has earned the Chartered Financial Analyst designation, and is a member of CFA Institute and CFA Society of Tampa.

Alissa Corcoran serves as Co-Portfolio Manager of the Global All-Cap Fund. She is the Deputy Chief Investment Officer and Director of Research of the Adviser.

Ms. Corcoran has been working in the investment industry for over a decade, including previously as an analyst at Vinik Asset Management. She has a bachelor’s degree in biochemistry from Bates College and received her M.B.A. from the University of Southern California’s Marshall School of Business. Ms. Corcoran has earned the Chartered Financial Analyst designation, and is a member of CFA Institute.

3.	In the “Prior Performance of a Portfolio Manager” section of the Prospectus, the first sentence is hereby deleted and replaced with the following:

David B. Iben (the “Portfolio Manager”) serves as the lead portfolio manager of the Global All-Cap Fund and is primarily responsible for the day-to-day management of the Global All-Cap Fund.

Please retain this supplement for future reference.

KGI-SK-007-0200

THE ADVISORS’ INNER CIRCLE FUND II

Kopernik Global All-Cap Fund (the “Fund”)

Supplement dated June 29, 2022 to the

Statement of Additional Information (the “SAI”), dated March 1, 2022.

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective as of July 1, 2022 (the “Effective Date”), Alissa Corcoran will be added as a portfolio manager of the Fund. Accordingly, effective as of the Effective Date, the SAI is hereby amended and supplemented as follows:

1.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Fund Shares Owned by the Portfolio Managers” table:

Name	Dollar Range of Fund Shares Owned
Alissa Corcoran[3]	Over $1,000,000 (Kopernik Global All-Cap Fund)[4]

[3]	Valuation date is March 31, 2022.
[4]	As of March 31, 2022, Ms. Corcoran has significant assets invested in other investment vehicles managed by the Adviser that have substantially similar investment strategies to those of a Fund or other Kopernik strategies.

2.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Other Accounts” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Alissa Corcoran[3]	2[4]	$2,372.4[4]	5[5]	$1,974.4[5]	4	$1,056.3

[3]	Valuation date is March 31, 2022.
[4]	Shareholders of certain classes of shares of these accounts, representing $124.3 million in assets, pay a performance-based fee.
[5]	Shareholders of certain classes of shares of these accounts, representing $63.2 million in assets, pay a performance-based fee.

Please retain this supplement for future reference.

KGI-SK-007-0300